SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material pursuant to §240.14a-12

ECB BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ECB BANCORP, INC. 2024 Annual Meeting Vote by June 04, 2024 11:59 PM ET GENERAL BROKER Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 148,294 322,2241 OF 2Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in ECB BANCORP, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 05, 2024.Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control Number Vote by Mail Submit with your prepaid envelope Vote by Phone 800-690-6903 Vote in Person at the Meeting* June 05, 2024 4:30 PM EDT 419 Broadway Everett, Massachusetts 02149 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Check this box if you plan to attend the meeting and vote 11:59 PM ET your shares. To ensure entry, you should review the meeting attendance requirements in the proxy statement. ECB BANCORP, INC. 2024 Annual Meeting Vote by June 04, 202411:59 PM ET Voting Items 1. Election of Directors (Three-Year Terms): Nominees: 1A Paul A. Delory For For Withhold 1B Elizabeth P. Jones For 1C Richard J. O'Neil, Jr. For 2. Ratification of the selection of Wolf & Company, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2024. For For Against Abstain 0 0 0 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.Signature Date FLASH ID-JOB# 1.00000 322,224 148,294

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. ECB BANCORP, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 ECB Bancorp, Inc. 419 Broadway Everett, Massachusetts 02149 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on June 5, 2024 *Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares. Dear Shareholder, The 2024 Annual Meeting of Shareholders of ECB Bancorp, Inc. will be held at the Company’s main office located at 419 Broadway, Everett, Massachusetts 02149, on Wednesday, June 5, 2024 at 4:30 p.m. (local time). Proposals to be considered at the Annual Meeting: (1) The election of three directors to serve for a term of three years; (2) The ratification of the selection of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (3) To address such other matters as may properly come before the 2024 annual meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposal 2.Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. CONTROL NUMBER The Proxy Materials are available for review at: https://www.cstproxy.com/ecbbancorp/2024

ECB Bancorp, Inc. 419 Broadway Everett, Massachusetts 02149 Important Notice Regarding the Availability of Proxy Materials For the 2023 Annual Meeting of Shareholders to be Held On June 5, 2024 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/ecbbancorp/2024 - the Company’s Annual Report for the year ended December 31, 2023 - the Company’s 2024 Proxy Statement - the Proxy Card - any amend ments to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 22, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/ecbbancorp/2024 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.